Note 3 - Going Concern	12 Months Ended
Dec. 31, 2021
Notes to Financial Statements
Going Concern [Text Block]
3.	Going Concern:

At December 31, 2021, the Company had a working capital deficit of $31,754 and for the year ended December 31, 2021 realized a net income of $8,616 and generated cash flow from operations of $16,061. In addition, as of December 31, 2021, the Company had remaining contractual commitments for the vessels it had contracted to acquire totaling $213,405.

As of the date of this annual report all contractual commitments for the acquisition of the Company’s fleet have been settled and the company has successfully taken delivery of all abovementioned newbuilding vessels.

Furthermore, as of the date of this annual report $24,370 of Due to related parties, which were categorized as short term liabilities as of December 31, 2021 and have been the major factor resulting in the Company’s working capital deficit position, have been exchanged with 2,437,000 Series F Perpetual Preferred Shares (see Note 20).

Therefore, the Company believes it has the ability to continue as a going concern and finance its obligations as they come due via cash from operations over the next twelve months following the date of the issuance of these financial statements. Consequently, the consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.